U.S. SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 20, 2009

COMMISSION FILE NUMBER: 000-21268

MineCore International, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

84-1023321
(I.R.S.EMPLOYER IDENTIFICATION NUMBER)

75 East Santa Clara, Suite 1388

San Jose, California, USA, 95113
TELEPHONE: 408-907-4229
FAX: 408-416-0899
 (ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)

ITEM 8.01 Other Events

On May 20, 2009, MineCore International, Inc. released a press release discussing its sapphire gemstone business plan and the gemstone market. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference, “MineCore Discusses Sapphire Gemstone Business Plan and Market”.

ITEM 9.01 Exhibits

Number	Description
99.1	Press Release, dated May 20, 2009, entitled “MineCore Discusses Sapphire Gemstone Business Plan and Market”.

SIGNATURES

                PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

May 21, 2009

MINECORE INTERNATIONAL, INC. BY: /S/ Jerry G. Mikolajczyk —————————————— Jerry G. Mikolajczyk Chief Operating Officer